Stockholders' Equity and Noncontrolling Interests (Tables)	12 Months Ended
Dec. 31, 2015
Equity [Abstract]
Summary of Changes In Common Shares Issued

The Company’s authorized capital stock includes 600,000,000 shares of common stock, $0.01 par value per share. The following is a summary of the changes in our common shares since January 1, 2014:

Balance January 1, 2014	—
Shares of common stock issued	192,500,000
Shares of common stock repurchased	(123,797)
Restricted common shares issued (Note 11)	1,068,422
Restricted common shares forfeited	(9,211)
Balance December 31, 2014	193,435,414
Shares of common stock issued	13,800,000
Shares of common stock repurchased	(2,764,887)
Restricted common shares issued (Note 11)	938,558
Restricted common shares repurchased (1)	(60,773)
Restricted common shares forfeited	(54,569)
Balance December 31, 2015	205,293,743

(1)

Restricted common shares are generally net-settled by shareholders to cover the required withholding tax upon vesting.  Participants surrendered shares with value equivalent to the employee’s minimum statutory obligation for the applicable income and other employment taxes. Total payments remitted for the employees’ tax obligations to the appropriate taxing authorities were approximately $1.2 million. These net-settlements had the effect of shares repurchased by the Company as they reduced the number of shares that would have otherwise been outstanding as a result of the vesting and did not represent an expense to the Company.